                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-39268, 333-30584, and 333-92505) of iXL
Enterprises, Inc. of our report dated February 12, 2001, except as to Notes 2 and 22 which are as of April 2, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP


Atlanta, Georgia
April 2, 2001